Exhibit 10.1

AMENDMENT TO SECURED PROMISSORY NOTE

This Amendment to Secured Promissory Note, dated January 12, 2026 (the “Amendment”) is entered into by and among NKGen Biotech, Inc., a Delaware corporation (the “Company”), NKGen Operating Biotech, Inc., a Delaware corporation (the “Company Sub,” together with the Company, the “Borrowers,” and each, a “Borrower”) and AlpineBrook Capital GP I Limited (“Lender”). Capitalized terms used in this Amendment and not otherwise defined in this Amendment have the respective meanings ascribed to them in the Note (as defined below).

Recitals

A. Borrowers issued that certain secured promissory note (the “Note”) on January 5, 2026 to Lender in the principal amount of US$25,840,106.

B. Borrowers have requested Lender to extend an additional US$295,000 new loan (the “Second Additional New Loan”) to Borrowers and the parties desire to amend the Note as set forth in this Amendment.

Agreement

In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Principal Amount. The amount corresponding to “Principal Amount of Note” at the beginning of the Note is hereby amended and restated to be “US$26,135,106.”

2. Obligations. For all purposes under the Note, the term “Obligations” shall mean all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of Borrowers to Lender, under or pursuant to the Note, as amended by this Amendment.

3. Additional New Loan. For all purposes under the Note, the term “Additional New Loan” shall mean the US$300,000 extended by Lender to Borrowers on January 5, 2026 and the Second Additional New Loan.

4. Interest. Section 1(c) of the Note is hereby amended by inserting the following to after the first sentence:

“Interest on US$25,840,106 of the Principal Amount shall start to accrue on January 5, 2026, and Interest on the Second Additional New Loan shall start to accrue on January 12, 2026.”

5. Representations and Warranties. Each Borrower hereby jointly and severally represents and warrants to Lender that the representations and warranties set forth under Section 5 of the Note are true and correct in all respects as of the date hereof.

6. Effect of Amendment. Upon the effectiveness of this Amendment, each reference in the Note to “this Note,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Note, as amended by this Amendment, and each reference to the Note in any other document, instrument or agreement executed or delivered in connection with the Note shall mean and be a reference to the Note, as amended by this Amendment. All other terms and conditions of the Note not specifically amended by this Amendment will be unaffected hereby and remain in full force and effect.

7. Miscellaneous. Section 7 (Miscellaneous Provisions) of the Note is hereby incorporated by reference and shall apply to this Amendment, mutatis mutandis.

[Signature Page Follows]

In Witness Whereof, the undersigned have caused this Amendment to Secured Promissory Note to be executed and delivered on the date first above written.

Borrowers:

NKGEN BIOTECH, INC.

By:	/s/ Paul Song
Name:	Paul Y. Song
Title:	Chief Executive Officer

Address:
Email:

NKGEN OPERATING BIOTECH, INC.

By:	/s/ Paul Song
Name:	Paul Y. Song
Title:	Chief Executive Officer

Address:
Email:

[Signature Page to Amendment to Secured Promissory Note]

In Witness Whereof, the undersigned have caused this Amendment to Secured Promissory Note to be executed and delivered on the date first above written.

Lender:

ALPINEBROOK CAPITAL GP I LIMITED

By:	/s/ Hanhan Xu
Name: Hanhan Xu
Title: Managing Director

Address:
Email:

[Signature Page to Amendment to Secured Promissory Note]